Rule 497(e)

File Nos. 333-130820 and 811-08183

SCHWAB SELECT VARIABLE ANNUITY

A flexible premium deferred variable annuity

Issued by

Great-West Life & Annuity Insurance Company of New York

Supplement dated August 23, 2018

to the Prospectus dated May 1, 2012

This Supplement amends certain information contained in the Prospectus dated May 1, 2012.

As of the close of business August 17, 2018, the Federated Managed Tail Risk Fund II (the “Acquired Fund”) reorganized into the Federated Managed Volatility Fund II (the “Acquiring Fund”). Effective as of the close of business August 17, 2018, any assets remaining in the Sub-Account for the Acquired Fund were invested in the Sub-Account for the Acquiring Fund.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus dated May 1, 2012.

Please read this Supplement carefully and retain it for future reference.

REG103529NY-00

00215246